December 2, 1995

                          DREYFUS STRATEGIC GROWTH, L.P.
                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1995

     At a special meeting of the Fund's Limited Partners to be held on December 1, 1995, the Limited Partners approved an Agreement and Plan of Reorganization (the "Plan") to reorganize the Fund into a Massachusetts business trust (the "Reorganization"). Effective January 1, 1996, the Fund, as reorganized, will have the same investment objective and management policies and will continue to be managed by the same investment personnel and pay the same investment advisory fee. In addition, the Fund, as reorganized, will have the same purchase and redemption options and will offer the same investor services. Upon consummation of the Reorganization, the Fund's name will become Premier Strategic Growth Fund.
        PARTNERS SHOULD CONSULT THEIR TAX ADVISERS REGARDING THE TAX CONSEQUENCES OF THE REORGANIZATION TO THEM, INCLUDING STATE AND LOCAL TAX CONSEQUENCES.
        THE FOLLOWING INFORMATION SUPPLEMENTS OR REPLACES THE INFORMATION CONTAINED IN THE SECTIONS OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT OF THE FUND," "HOW TO BUY FUND SHARES," "INVESTOR SERVICES," AND "HOW TO REDEEM FUND SHARES":
        Effective December 1, 1995, Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, located at One American Express Plaza, Providence, Rhode Island 02903, serves as the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent").
        Effective January 1, 1996, the telephone number for the following transactions is 1-800-645-6561 or, if you are calling from overseas, 516-794-5452:
        *      Dreyfus TELETRANSFER Privilege
        *      Telephone Exchange Privilege
        *      Wire Redemption Privilege
        *      Telephone Redemption Privilege
        THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "HOW TO BUY FUND SHARES":
        Fund shares also may be purchased at net asset value without a sales load through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.
        Fund shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by The Dreyfus Corporation or its affiliates. The purchase of Fund shares must be made within 60 days of such redemption and the shareholder must have either (i) paid an initial sales charge or a contingent deferred sales charge or (ii) been obligated to pay at any time during the holding period, but did not actually pay on redemption, a deferred sales charge with respect to such redeemed shares. (CONTINUED ON REVERSE SIDE)
        Fund shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code")) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).
    THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES ANY CONTRARY INFORMATION CONTAINED IN THE FUND'S PROSPECTUS IN THE SECTION ENTITLED "MANAGEMENT OF THE FUND."
    Effective August 1, 1995, the Fund's primary portfolio manager is Michael
L. Schonberg. Mr. Schonberg has been employed by The Dreyfus Corporation since July 1995. From March 1994 to July 1995, Mr. Schonberg was a General Partner of Omega Advisors, L.P. Prior thereto, he served as Managing Director and Chief Investment Officer for UBS Asset Management (NY), Inc.
038s120295


                                                           December 2, 1995

                        DREYFUS STRATEGIC GROWTH, L.P.

              Supplement to Statement of Additional Information
                               Dated May 1, 1995

     The following information supplements or replaces the information contained in the following indicated sections of the Fund's Statement of Additional Information:

                           PURCHASE OF FUND SHARES

     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order.

              CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT,
                       COUNSEL AND INDEPENDENT AUDITORS

     Dreyfus Transfer, Inc., a wholly owned subsidiary of the Manager, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. The Transfer Agent has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.